Dreyfus
      New Leaders Fund, Inc.
      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus New Leaders Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New Leaders Fund, Inc., covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

The U.S. stock market confronted a number of formidable challenges during the first half of 2002. In addition to lackluster corporate earnings and the ongoing war on terrorism, investors have recently contended with questions regarding the accuracy of certain companies' financial statements. These and other influences drove the Standard & Poor' s MidCap 400 Index, a widely accepted benchmark of domestic midcap stock performance, down during the first six months of the year

Nonetheless, we are generally optimistic about the future. The economy has begun to recover, showing signs of sustained growth that should have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that today's accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence in the future.

During turbulent times like these it is important to have an investment horizon that is measured in years, not weeks or months. Remember that over the long term, stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, stocks should continue to provide considerable potential for growth.

As always, we urge you to talk with your financial advisor if you have questions or concerns about the markets or your investment portfolio. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus New Leaders Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2002, Dreyfus New Leaders Fund, Inc. produced a total return of -1.37% .(1) This compares with a total return of -5.71% for the fund's new benchmark, the Russell Midcap Index, during the same period.(2) The fund' s old benchmark, the Russell 2500 Index, achieved a total return of -5.22% for the same period.(3)

We attribute the fund's relatively strong performance to good individual stock selections in a wide variety of industry areas. The fund delivered significantly stronger than average returns in six out of the nine industry groups that comprise the benchmark and roughly matched the performance of two out of the remaining three. These gains enabled us largely to make up for the negative impact of an exceptionally challenging period for most stocks.

What is the fund's investment approach?

The fund invests primarily in a diversified group of small and midsize companies, focusing on new leaders in their industries that offer products or services we believe enhance prospects for growth of future earnings or revenues. We consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers who each make buy-and-sell recommendations within their respective areas of expertise.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although the U.S. economy showed signs of recovery during the reporting period, most stocks declined, driven lower by the unexpectedly slow pace of economic growth. In addition, the war on terrorism, conflict in the Middle East and a spate of accounting irregularities at major U.S. corporations raised further uncertainties and undermined market strength.

While these conditions adversely affected most areas of the market, prices of small- to midcap stocks generally proved more resilient than their large-cap counterparts. We believe that' s because smaller company stocks stood at relatively attractive valuations when the reporting period began. As a result, the fund' s benchmark slipped almost 6% for the reporting period while indices that mainly included large-cap stocks, such as the S&P 500 Index, suffered double-digit losses.

The fund produced stronger results than its benchmark, supported by above-average returns in a wide range of industry groups. For example, in health care, the fund delivered mildly positive returns compared to the benchmark's sharp decline. We achieved these results by avoiding most biotechnology stocks, an area that suffered steep losses during the reporting period. Instead, the portfolio emphasized HMOs such as Anthem, product and service providers such as Laboratory Corporation of America Holdings, and generic drug makers such as Teva Pharmaceuticals Industries. In the producer durables area, the fund generated even stronger returns, despite a significant decline for the benchmark. Performance benefited from investments in defense contractors such as Rockwell Collins, global equipment companies such as Cooper Industries, and suppliers to the booming housing industry such as American Standard Cos. The fund even scored stronger results in the hard-hit technology area. Although some technology holdings declined in response to lower than expected earnings, others helped limit the fund' s losses in the area. Relatively good performers included software maker Intuit and leading game developer Electronic Arts.


Out of the nine industry groups, financials was the only industry in which the fund significantly underperformed its benchmark. However, performance in the financial sector benefited from holdings in regional banks such as GreenPoint Financial and Banknorth Group.

What is the fund's current strategy?

As of the end of the reporting period, we have emphasized investments among areas we believe offer a combination of strong fundamentals, attractive valuations and relatively consistent earnings. These include the energy, health care, and materials and processing groups. By the same token, we have de-emphasized investments in areas where we see weaker prospects or earnings inconsistency, such as consumer cyclicals, financial services, utilities and technology. At the same time, we remain watchful for new opportunities to invest in small and midcap stocks of companies that, in our view, have the potential to become leaders in their industries.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL MIDCAP INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

COMMON STOCKS--96.1%                                                                             Shares                Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--3.7%

ARAMARK, Cl. B                                                                                  172,500                4,312,500

CDW Computer Centers                                                                            195,000  (a)           9,127,950

Moody's                                                                                         160,000                7,960,000

                                                                                                                      21,400,450

CONSUMER DURABLES--2.6%

Electronic Arts                                                                                 140,000  (a)           9,247,000

Goodyear Tire & Rubber                                                                          325,000                6,080,750

                                                                                                                      15,327,750

CONSUMER NON-DURABLES--6.6%

International Flavors & Fragrances                                                              450,000               14,620,500

Pepsi Bottling Group                                                                            300,000                9,240,000

Smithfield Foods                                                                                425,000  (a)           7,883,750

UST                                                                                             190,000                6,460,000

                                                                                                                      38,204,250

CONSUMER SERVICES--6.2%

MGM MIRAGE                                                                                      225,000  (a)           7,593,750

Starwood Hotels & Resorts Worldwide                                                             225,000                7,400,250

USA Interactive                                                                                 385,000  (a)           9,028,250

Univision Communications, Cl. A                                                                 157,500  (a)           4,945,500

Westwood One                                                                                    215,000  (a)           7,185,300

                                                                                                                      36,153,050

ELECTRONIC TECHNOLOGY--3.6%

National Semiconductor                                                                          235,000  (a)           6,854,950

Novellus Systems                                                                                165,000  (a)           5,610,000

Rockwell Collins                                                                                300,000                8,226,000

                                                                                                                      20,690,950

ENERGY MINERALS--4.0%

Anadarko Petroleum                                                                              125,000                6,162,500

GlobalSantaFe                                                                                   245,000                6,700,750

Ocean Energy                                                                                    495,000               10,726,650

                                                                                                                      23,589,900

FINANCE--19.2%

ACE                                                                                             225,000                7,110,000

Banknorth Group                                                                                 515,000               13,400,300

City National                                                                                   157,500                8,465,625

Commerce Bancshares                                                                             182,500                8,073,800


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Cullen/Frost Bankers                                                                            215,000                7,729,250

First Virginia Banks                                                                            200,000               10,724,000

GreenPoint Financial                                                                            125,000                6,137,500

Investors Financial Services                                                                    220,000                7,378,800

John Hancock Financial Services                                                                 210,000                7,392,000

Nationwide Financial Services, Cl. A                                                            175,000                6,912,500

North Fork Bancorporation                                                                       200,000                7,962,000

Protective Life                                                                                 400,000               13,240,000

TCF Financial                                                                                   150,000                7,365,000

                                                                                                                     111,890,775

HEALTH SERVICES--4.3%

AdvancePCS                                                                                      250,000  (a)           5,985,000

Lincare Holdings                                                                                295,000  (a)           9,528,500

Universal Health Services, Cl. B                                                                200,000  (a)           9,800,000

                                                                                                                      25,313,500

HEALTH TECHNOLOGY--5.5%

Barr Laboratories                                                                               100,000  (a)           6,353,000

C.R. Bard                                                                                       150,000                8,487,000

St. Jude Medical                                                                                100,000  (a)           7,385,000

Teva Pharmaceutical Industries, ADR                                                             145,000                9,683,100

                                                                                                                      31,908,100

INDUSTRIAL SERVICES--3.3%

BJ Services                                                                                     200,000  (a)           6,776,000

ENSCO International                                                                             250,000                6,815,000

Hanover Compressor                                                                              425,000  (a)           5,737,500

                                                                                                                      19,328,500

MISCELLANEOUS--.1%

STI Holdings                                                                                     81,984  (a,b,c)         311,539

NON-ENERGY MINERALS--2.7%

Phelps Dodge                                                                                    225,000                9,270,000

Placer Dome                                                                                     575,000                6,445,750

                                                                                                                      15,715,750

PROCESS INDUSTRIES--9.4%

Ball                                                                                            175,000                7,259,000

Bowater                                                                                         175,000                9,514,750

Eastman Chemical                                                                                170,000                7,973,000

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)

Engelhard                                                                                       200,000                5,664,000

Goodrich                                                                                        250,000                6,830,000

Pall                                                                                            425,000                8,818,750

Temple-Inland                                                                                   150,000                8,679,000

                                                                                                                      54,738,500

PRODUCER MANUFACTURING--5.7%

American Standard Cos.                                                                          150,000  (a)          11,265,000

Dana                                                                                            400,000                7,412,000

Fluor                                                                                           175,000                6,816,250

Pentair                                                                                         160,000                7,692,800

                                                                                                                      33,186,050

RETAIL TRADE--4.2%

Circuit City Stores-Circuit City Group                                                          400,000                7,500,000

Family Dollar Stores                                                                            240,000                8,460,000

Tiffany & Co.                                                                                   250,000                8,800,000

                                                                                                                      24,760,000

TECHNOLOGY SERVICES--9.3%

Anthem                                                                                          135,000                9,109,800

Intuit                                                                                          175,000  (a)           8,701,000

Laboratory Corporation of America Holdings                                                      160,000  (a)           7,304,000

Mercury Interactive                                                                             232,500  (a)           5,338,200

Microchip Technology                                                                            502,500  (a)          13,783,575

Network Associates                                                                              395,000  (a)           7,611,650

Rational Software                                                                               270,000  (a)           2,216,700

                                                                                                                      54,064,925

TRANSPORTATION--3.1%

Expeditors International of Washington                                                          280,000                9,284,800

Ryanair Holdings, ADR                                                                           250,000  (a)           8,717,750

                                                                                                                      18,002,550

UTILITIES--2.6%

Pinnacle West Capital                                                                           145,000                5,727,500

Progress Energy                                                                                 185,000                9,621,850

                                                                                                                      15,349,350

TOTAL COMMON STOCKS

   (cost $451,136,095)                                                                                               559,935,889


PREFERRRED STOCKS--.1%                                                                           Shares                Value ($)
--------------------------------------------------------------------------------

STI Holdings, Ser A, 6%, Cum. Conv.

   (cost $931,463)                                                                              243,385  (a,b,c)         924,863
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.68%, 7/5/2002                                                                              226,000                 225,957

   1.62%, 7/25/2002                                                                          22,363,000              22,338,625

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,564,806)                                                                                                 22,564,582
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $474,632,364)                                                            100.1%              583,425,334

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (730,936)

NET ASSETS                                                                                       100.0%              582,694,398

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $1,243,000)--SEE NOTE 1(C).

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
SECURITIES, WITH AN AGGREGATE VALUE OF $1,236,402 REPRESENTS .21% OF NET ASSETS




                                         Acquisition         Purchase
Issuer                                          Date            Price ($)               Net Assets (%)      Valuations ($)((+))
------------------------------------------------------------------------------------------------------------------------

STI Holdings                                  1/3/95             3.80                    .05                     3.80

STI Holdings,
    Ser. A, 6%, Cum. Conv.           7/12/93-1/13/95             3.83                    .16                     3.80

((+))  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           474,632,364   583,425,334

Cash                                                                    388,945

Dividends receivable                                                    538,462

Receivable for shares of Common Stock subscribed                         74,525

Prepaid expenses                                                         39,283

                                                                    584,466,549
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           551,626

Payable for shares of Common Stock redeemed                           1,077,560

Accrued expenses                                                        142,965

                                                                      1,772,151
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      582,694,398
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     434,286,241

Accumulated investment (loss)                                         (424,082)

Accumulated net realized gain (loss) on investments                  40,039,269

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    108,792,970
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      582,694,398
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      14,958,468

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   38.95

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $10,757 foreign taxes withheld at source)     2,712,870

Interest                                                               375,841

TOTAL INCOME                                                         3,088,711

EXPENSES:

Management fee--Note 3(a)                                            2,276,021

Shareholder servicing costs--Note 3(b)                               1,118,415

Prospectus and shareholders' reports                                    31,599

Custodian fees--Note 3(b)                                               26,208

Professional fees                                                       24,081

Directors' fees and expenses--Note 3(c)                                 16,705

Registration fees                                                       13,030

Loan commitment fees--Note 2                                             2,128

Miscellaneous                                                            4,606

TOTAL EXPENSES                                                       3,512,793

INVESTMENT (LOSS)                                                    (424,082)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             40,040,648

Net unrealized appreciation (depreciation) on investments         (47,879,197)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (7,838,549)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,262,631)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2002           Year Ended

                                              (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (424,082)            (356,645)

Net realized gain (loss) on investments       40,040,648           20,465,318

Net unrealized appreciation (depreciation)
   on investments                            (47,879,197)         (87,975,701)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (8,262,631)         (67,867,028)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                (621,574)         (23,642,615)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  67,650,203          97,207,196

Dividends reinvested                              591,254          22,418,988

Cost of shares redeemed                       (80,332,074)       (122,286,365)

Redemption fee                                      5,225             23,962

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (12,085,392)         (2,636,219)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (20,969,597)        (94,145,862)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           603,663,995          697,809,857

END OF PERIOD                                 582,694,398          603,663,995
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,675,291           2,345,122

Shares issued for dividends reinvested             14,347             579,886

Shares redeemed                                (1,998,285)         (2,990,021)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (308,647)            (65,013)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                             June 30, 2002                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               39.54         45.51         50.67         41.31          44.35         40.74

Investment Operations:

Investment (loss)                                  (.03)(a)      (.02)(a)      (.02)(a)       (.04)(a)         (.10)         (.14)

Net realized and unrealized

   gain (loss) on investments                        (.52)        (4.37)          4.03          15.33          (1.78)        7.99

Total from Investment Operations                     (.55)        (4.39)          4.01          15.29          (1.88)        7.85

Distributions:

Dividends from net realized
   gain on investments                               (.04)        (1.58)         (9.17)         (5.93)         (1.17)       (4.24)

Redemption fee reimbursement                        .00(b)        .00(b)         .00(b)         .00(b)           .01           --

Net asset value, end of period                      38.95          39.54         45.51          50.67          41.31         44.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (1.37)(c)        (9.56)          8.60          37.42          (3.95)        19.54
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .57(c)          1.16          1.10           1.13           1.14          1.12

Ratio of investment (loss)
   to average net assets                          (.07)(c)         (.06)          (.03)          (.08)          (.21)         (.33)

Portfolio Turnover Rate                           43.56(c)        111.66         97.33          95.49         107.38         82.28
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     582,694       603,664        697,810       673,351        684,748       859,534

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  New  Leaders Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.


(c) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes non-controlled affiliated issuers during the period ended June 30, 2002:



                                             Shares
                       ----------------------------------------------------------
                       Beginning                                       End of         Dividend           Market
Name of Issuer        of Period     Purchases    Sales                 Period       Income  ($)          Value ($)
-------------------------------------------------------------------------------------------------------------------------

STI Holdings
    (Common)             81,984        --         --                   81,984             --             311,539

STI Holdings
    (Conv. Preferred)   243,385        --         --                  243,385             --             924,863

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: long-term capital gains $23,642,615. The tax character of current year distributions will be determined at the end of the fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

                                                                   The  Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended June 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2002, the fund was charged $758,674 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $139,457 pursuant to the transfer agency agreement.


The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $26,208 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $250,058,250 and $266,333,236, respectively.

At June 30, 2002, accumulated net unrealized appreciation on investments was $108,792,970, consisting of $121,731,739 gross unrealized appreciation and $12,938,769 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

              For More Information

                        Dreyfus  New Leaders Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  085SA0602